Exhibit 99.1

Minority Equality Opportunities Acquisition Inc. Announces Extension of Deadline to Complete Business Combination

Waxahachie, TX, December 5, 2022 – Minority Equality Opportunities Acquisition Inc. (NASDAQ: MEOA) (“MEOA” or the “Company”) announced today that, at a special meeting of its stockholders held on November 29, 2022, its stockholders had approved an amendment to its amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from November 30, 2022 up to six one-month extensions to May 30, 2023, or such earlier date as determined by the Company’s board of directors. In connection with each one-month extension, funds in the amount of $83,333.33 must be deposited into the Company’s trust account, for an aggregate deposit for the full six month extension period of $500,000.

On November 30, 2022, $83,333.33 was deposited into the Company’s trust account to extend the period by which the Company must consummate its initial business combination for the first of such one-month extensions.

The extension provides the Company with additional time to complete its proposed business combination with Digerati Technologies, Inc. pursuant to the Business Combination Agreement dated as of August 30, 2022 between the Company and Digerati Technologies, Inc.

About Minority Equality Opportunities Acquisition Inc.

Minority Equality Opportunities Acquisition Inc. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, organized under the laws of Delaware and formed to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with companies that are minority owned, led or founded.

About Digerati Technologies, Inc.

Digerati Technologies, Inc. (OTCQB: DTGI) is a provider of cloud services specializing in UCaaS (Unified Communications as a Service) solutions for the business market. Through its operating subsidiaries NextLevel Internet (NextLevelinternet.com), T3 Communications (T3com.com), Nexogy (Nexogy.com), and SkyNet Telecom (Skynettelecom.net), Digerati is meeting the global needs of small businesses seeking simple, flexible, reliable, and cost-effective communication and network solutions including, cloud PBX, cloud telephony, cloud WAN, cloud call center, cloud mobile, and the delivery of digital oxygen on its broadband network. Digerati has developed a robust integration platform to fuel mergers and acquisitions in a highly fragmented market. as it delivers business solutions on its carrier-grade network and Only in the Cloud™. For more information, please visit www.digerati-inc.com and follow DTGI on LinkedIn, Twitter and Facebook.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This press release is being made in respect of the proposed business combination transaction involving MEOA and Digerati. The parties intend to file a registration statement on Form S-4 (or such other form as they might determine to be applicable) with the SEC, which will include a proxy statement for MEOA and Digerati shareholders and which will also serve as a prospectus related to offers and sales of the securities of the combined entity. MEOA will also file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the stockholders of MEOA and Digerati, seeking required stockholder approval. Before making any voting or investment decision, investors and security holders of MEOA and Digerati are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from MEOA’s website at https://www.meoaus.com and from Digerati’s website at https://digerati-inc.com.

Participants in the Solicitation

MEOA, Digerati and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders, in favor of the approval of the merger. Information regarding MEOA’s and Digerati’s directors and executive officers and other persons who may be deemed participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the applicable securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding the terms and conditions of the proposed business combination and related transactions disclosed herein, the timing of the consummation of such transactions, assumptions regarding shareholder redemptions and the anticipated benefits and financial position of the parties resulting therefrom. These statements are based on various assumptions and/or on the current expectations of MEOA or Digerati’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MEOA and/or Digerati. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the amount of redemption requests made by MEOA’s public shareholders; NASDAQ’s approval of MEOA’s initial listing application; changes in the assumptions underlying Digerati’s expectations regarding its future business; the effects of competition on Digerati’s future business; and the outcome of judicial proceedings to which Digerati is, or may become a party.

If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Digerati and MEOA presently do not know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, assumptions, plans or forecasts of future events and views as of the date of this press release. Digerati and MEOA anticipate that subsequent events and developments will cause these assessments to change. However, while Digerati and/or MEOA may elect to update these forward-looking statements at some point in the future, each of Digerati and MEOA specifically disclaims any obligation to do so, except as required by applicable law. These forward-looking statements should not be relied upon as representing Digerati’s or MEOA (or their respective affiliates’) assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.